UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry Into a Material Definitive Agreement

Effective May 31, 2011, the Registrant and Ruby Development Company ("RDC") have executed the Commercial Property Purchase Agreement and Purchase Agreement Addendum Two dated September 1, 2010 (the "Agreements"), as amended on April 22, 2011, on the property known as the Ruby Gold Mine ("Ruby") in Sierra County, California.

As set forth in the Company's Current Report on Form 8-K filed with the United States Securities and Exchange Commission (“SEC”) on April 25, 2011, an amendment to the Agreements signed on April 22, 2011, provides that upon receipt by RDC of the final option payment of $85,000 due on June 1, 2011, the Company shall be deemed to have exercised the Option to Purchase, and escrow shall be opened at the title and escrow company to be designated by RDC. This final option payment of $85,000 shall also be deemed to satisfy the requirement for a deposit to open escrow.  As of May 31, 2011, the final option payment has been paid, the Agreements have been fully executed, and the opening of escrow has begun.  Escrow is expected to close on or before July 1, 2011.

The above described Agreements are attached hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Property Option Agreement and Addendum with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Form of Property Purchase Agreement with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.3
Form of Property Purchase Addendum with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.4
Property Option Amendment No. 1 with Ruby Development Company dated January 26, 2011, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 1, 2011, and incorporated by this reference as an exhibit to this Form 8-K

10.5
Ruby Mine Option and Purchase Agreements Amendment No. 2 with Ruby Development Company dated April 22, 2011, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on April 25, 2011, and incorporated by this reference as an exhibit to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: May 31, 2011